UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): April 12, 2023 (April 12, 2023)

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
--------------------------------- (State or Other Jurisdiction of Incorporation)	------------------- (Commission	--------------------------- (I.R.S. Employer Identification Number)
File Number)

8000 West Florissant Avenue
St. Louis, Missouri	63136
------------------------------------------------ (Address of Principal Executive Offices)	------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
NYSE Chicago
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2023, Emerson Electric Co., a Missouri corporation (“Emerson”), Emersub CXIV, Inc., a Delaware corporation and a wholly owned subsidiary of Emerson (“Merger Sub”), and National Instruments Corporation, a Delaware corporation (“NATI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the closing (the “Closing”) of the transactions contemplated by the Merger Agreement (the “Transactions”), (i) Merger Sub will merge with and into NATI, with NATI as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Emerson (the “Merger”), (ii) each outstanding share of common stock, par value $0.01 per share, of NATI (“NATI Stock”), outstanding immediately prior to the effective time of the Merger (other than shares of NATI Stock outstanding immediately prior to the effective time of the Merger held (x) by NATI, Emerson or their subsidiaries, (y) by NATI as treasury stock and (z) by stockholders who have not voted in favor of the Merger or consented thereto and are entitled to demand and properly demand appraisal pursuant to, and who have properly exercised and perfected their demands for appraisal rights under, and comply with, Delaware law) will be converted into the right to receive $60 per share of NATI Stock (the “Merger Consideration”) and (iii) each share of common stock of Merger Sub outstanding immediately prior to the effective time of the Merger will be converted into and become one share of common stock, par value $1.00 per share, of the Surviving Corporation. In addition, at the Closing, NATI’s outstanding equity awards will be treated as follows:

•	each outstanding award of (i) time-based restricted stock units with respect to NATI Stock (each, a “NATI RSU Award”) and (ii) performance-based restricted stock units with respect to NATI Stock (each, a “NATI PSU Award”) that is (x) vested as of immediately prior to the Closing or (y) is held by a non-employee director of NATI or a former service provider will be canceled and converted into the right to receive an amount equal to (1) the Merger Consideration multiplied by (2) the target number of shares of NATI Stock subject to such NATI RSU Award or NATI PSU Award, less applicable tax withholdings; and

•	each outstanding NATI RSU Award and NATI PSU Award that is unvested and held by a current NATI service provider as of immediately prior to the Closing will be converted into an Emerson restricted stock unit award (each, an “Emerson RSU Award”) with respect to a number of shares of Emerson common stock equal to (i) the target number of shares of NATI Stock underlying the NATI RSU Award or NATI PSU Award as of immediately prior to the Closing multiplied by (ii) the “Equity Award Exchange Ratio” (as defined below), rounded to the nearest whole share. Each Emerson RSU Award will continue to have the same terms and conditions (including vesting and payment schedule, but not any performance-based vesting conditions) as applied to the corresponding NATI RSU or NATI PSU Award, as applicable, immediately prior to the Closing.

The “Equity Award Exchange Ratio” is defined as the quotient obtained by dividing (i) the Merger Consideration by (ii) the volume-weighted average closing price per share of Emerson common stock for the five consecutive trading day period ending on the last trading day preceding the date of the Closing.

The obligation of the parties to consummate the Closing is subject to customary conditions, including, among other things, the (i) affirmative vote of the holders of a majority of the outstanding shares of NATI Stock and (ii) applicable approvals under certain competition and foreign direct investment laws, including the expiration or termination of all applicable waiting and other time periods.

The Merger Agreement contains certain termination rights for each of Emerson and NATI, including the right of each party to terminate the Merger Agreement if the Transactions have not been consummated by April 12, 2024 (unless such date is extended to July 12, 2024 and/or subsequently to October 12, 2024 pursuant to the terms of the Merger Agreement in the event that competition or foreign direct investment law approvals have not been obtained). The Merger Agreement provides for the payment by NATI to Emerson of a termination fee in the amount of $310,000,000 in the case of certain events described in the Merger Agreement, including if Emerson terminates the Merger Agreement in the event NATI’s board of directors changes its recommendation that NATI’s stockholders approve the Merger Agreement or NATI terminates the Merger Agreement to enter into a superior proposal. The Merger Agreement also provides for the payment by Emerson to NATI of a termination fee in the amount of $310,000,000 under certain circumstances where specified approvals under antitrust and foreign investment laws are not obtained.

The Merger Agreement contains customary representations and warranties by each party. The parties have also agreed to various customary covenants and agreements, including, among others, for NATI to conduct, subject to certain exceptions, its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the Closing. The Merger Agreement also prohibits NATI’s solicitation of proposals relating to alternative transactions and restricts NATI’s ability to furnish information to, or participate in any discussions or negotiations with, any third party with respect to any such transaction, subject to limited exceptions.

Emerson intends to finance the Merger with proceeds from the sale of Emerson’s Climate Technologies business (the “Climate Proceeds”) pursuant to the Transaction Agreement dated as of October 30, 2022, by and among Emerson, BCP Emerald Aggregator L.P., Emerald Debt Merger Sub L.L.C. and Emerald JV Holdings L.P., or in lieu thereof, debt financing, which could include senior unsecured notes issued in capital markets transactions, term loans, bridge loans, or any combination thereof, together with cash on hand.

The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Emerson or any of the other parties to the Merger Agreement. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Merger Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk among the parties rather than establishing matters as facts and were made only as of the date of the Merger Agreement (or such other date or dates as may be specified in the Merger Agreement). Accordingly, the representations and warranties in the Merger Agreement should not be relied upon as characterizations of the actual state of facts about Emerson or any of the parties to the Merger Agreement.

Item 8.01 Other Events.

At the request of NATI in order to provide certainty of funds for the Merger, Emerson has entered into a commitment letter (the “Commitment Letter”), dated as of April 12, 2023, with Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC (collectively, the “Commitment Parties”), pursuant to which the Commitment Parties have committed to provide a 364-day senior unsecured bridge term loan facility in an aggregate principal amount of up to $8.175 billion (the “Bridge Facility”), to fund the consideration for the Merger. The Bridge Facility is subject to customary reduction and prepayment terms, including reduction or prepayment with the Climate Proceeds. The funding of the Bridge Facility provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including (i) the execution and delivery of definitive documentation with respect to the Bridge Facility and (ii) the consummation of the Merger in accordance with the Merger Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

2.1	Agreement and Plan of Merger, dated as of April 12, 2023, among Emerson Electric Co., Emersub CXIV, Inc., and National Instruments Corporation*
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Emerson agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Additional Information and Where to Find It

This communication relates to a proposed business combination transaction between Emerson and NATI (the “Proposed Transaction”). This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. In connection with the Proposed Transaction, NATI may file one or more proxy statement(s) or other documents with the SEC. This communication is not a substitute for any proxy statement NATI may file with the SEC in connection with the Proposed Transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT(S) AND/OR OTHER DOCUMENTS IF AND WHEN THEY ARE FILED, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Any definitive proxy statement (if and when available) will be mailed or otherwise made available to stockholders of NATI. Investors and security holders will be able to obtain free copies of these documents filed with the SEC if and when available without charge through the website maintained by the SEC at www.sec.gov or, in the case of documents filed by Emerson, by contacting the investor relations department of Emerson:

Emerson

8000 West Florissant Avenue, P.O. Box 4100

St. Louis, MO

www.emerson.com/en-us/investors

Investor Relations:

Colleen Mettler, Vice President

(314) 553-2197

investor.relations@emerson.com

Participants in the Solicitation

Emerson and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Proposed Transaction, including a description of their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in any proxy statement(s) and other relevant materials related to the Proposed Transaction if and when they are filed with the SEC. Information regarding the directors and executive officers of Emerson is contained in Emerson’s proxy statement for its 2023 annual meeting of stockholders, filed with the SEC on December 9, 2022 and its Annual Report on Form 10-K for the year ended September 30, 2022, which was filed with the SEC on November 14, 2022. To the extent holdings of Emerson securities by the directors and executive officers of Emerson have changed from the amounts of securities of Emerson held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the Proposed Transaction; the ability of the parties to complete the Proposed Transaction; the expected benefits of the Proposed Transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of Emerson following completion of the Proposed Transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target” or other similar words or expressions or negatives of these words, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) that one or more closing conditions to the Proposed Transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Proposed Transaction, may require conditions, limitations or restrictions in connection with such approvals or that any required approval by the stockholders of NATI may not be obtained; (2) the risk that the Proposed Transaction may not be completed in the time frame expected, or at all; (3) unexpected costs, charges or expenses resulting from the Proposed Transaction; (4) uncertainty of the expected financial performance of NATI following completion of the Proposed Transaction; (5) failure to realize the anticipated benefits of the Proposed Transaction, including as a result of delay in completing the Proposed Transaction or integrating the business of NATI with the business of Emerson; (6) the ability of Emerson to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the Proposed Transaction; (10) potential litigation in connection with the Proposed Transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (13) the ability of Emerson and NATI to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during longterm disruptions such as the COVID-19 pandemic; (14) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (15) actions by third parties, including government agencies; (16) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (17) the risk that disruptions from the Proposed Transaction will harm Emerson’s and NATI’s business, including current plans and operations; (18) certain restrictions during the pendency of the acquisition that may impact Emerson’s or NATI’s ability to pursue certain business opportunities or strategic transactions; (19) the ability to meet expectations regarding the accounting and tax treatments of the Proposed Transaction; and (20) other risk factors as detailed from time to time in Emerson’s and NATI’s reports filed with the SEC, including Emerson’s and NATI’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Any forward-looking statements speak only as of the date of this communication. Emerson undertakes no obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	April 12, 2023	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary